Employment Agreement

     This Employment Agreement (the "Agreement") is entered into by and among Michael Harris Jordan, an individual residing in the State of Florida ("Mr. Jordan"); AmeriNet Group.com, Inc., a Delaware publicly held corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively, AmeriNet and all of its subsidiaries, whether current or subsequently formed or acquired, being collectively hereinafter referred to as the "Consolidated Corporation," and AmeriNet and Mr. Jordan being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                   Preamble:

     WHEREAS, Charles J. Scimeca, AmeriNet's president has advised its board of directors that in light of its currently increased activities in the public sector, AmeriNet should consider retaining a president more experienced in matters involving the securities industry, public finance and securities regulatory requirements; and

     WHEREAS, AmeriNet has directed the Yankee Companies, Inc., a Florida corporation which serves as AmeriNet's strategic consultant ("Yankees") to recommend and individual meeting the parameters established by Mr. Scimeca, to serve as its president for the next fiscal year; and

     WHEREAS, Yankees has conducted an executive recruitment search and recommended Mr. Jordan to AmeriNet's board of directors based on the expectation that during the next twelve months AmeriNet's development as a diversified
Internet group of companies will require substantial additional capital and consequently, a president familiar with the investment community and the practical and regulatory aspects of capital formation; and

     WHEREAS, after interviewing Mr. Jordan, AmeriNet's board of directors has determined that he is experienced and well known in the financial community and is thoroughly knowledgeable with the obligations and restriction imposed on public companies by the Exchange Act and the Securities Act of 1933, as amended (the "Securities Act") and has requested that he serve as AmeriNet's president during the next fiscal year; and

     WHEREAS, Mr. Jordan is agreeable to serving as AmeriNet's president on the terms and conditions hereinafter set forth:


     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:


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

                                  Witnesseth:

                                  Article One
                      Term, Renewals, Earlier Termination

1.1     Term.

     Subject to the provisions set forth herein, the term of Mr. Jordan's employment hereunder shall be deemed to commence on first business day of the first week following the last date appearing on the signature page of this Agreement and continue until August 30, 2000, unless extended or earlier terminated by AmeriNet as hereinafter set forth.

1.2     Renewals.

     This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 60th day prior to termination of the then current term.

1.3     Earlier Termination.

     AmeriNet shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof, subject to the provisions of
Section 1.4, for the following reasons:

(a)     For Cause:

          (1)AmeriNet may terminate the President's employment under this Agreement at any time for cause.

          (2)Such termination shall be evidenced by written notice thereof to Mr. Jordan, which notice shall specify the cause for termination.

          (3)For purposes hereof, the term "cause" shall mean:

          (a)The inability of Mr. Jordan, through sickness or other incapacity, to discharge his duties under this Agreement for 21 or more consecutive days or for a total of 45 or more days in a period of twelve consecutive months;

          (b)The refusal of Mr. Jordan to follow the directions of AmeriNet's board of directors;

          (c)Dishonesty; theft; or conviction of a crime involving moral turpitude;

          (d)Material default in the performance of his obligations, services or duties required under this Agreement or materially breach of any provision of this Agreement, which default or breach has continued for five days after written notice of such default or breach.

(b)     Discontinuance of Business:

          In the event that AmeriNet discontinues operating its business, this Agreement shall terminate as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of AmeriNet shall not be deemed a termination of its business.

(c)     Death:

          This Agreement shall terminate immediately on Mr. Jordan's death; however, all accrued compensation at such time shall be promptly paid to Mr. Jordan's estate.

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


1.4     Final Settlement.

     Upon termination of this Agreement and payment to Mr. Jordan of all amounts due him hereunder, Mr. Jordan or his representative shall execute and deliver to the terminating entity on a form prepared by the terminating entity, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to AmeriNet all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.


                                  Article Two
                              Scope of Employment

2.1     Retention.

     AmeriNet hereby hires Mr. Jordan and Mr. Jordan hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2     General Description of Duties.

          (a) Mr. Jordan shall be employed as the president of AmeriNet and shall perform the duties associated with the position of president by AmeriNet's bylaws.

          (b) Without limiting the generality of the foregoing, Mr. Jordan shall:

               (1) Serve as the principal point of contact between AmeriNet and:

                    (A)The media (print, electronic, voice and picture);

                    (B)The investment community;

                    (C)AmeriNet's security holders;

               (2) Be responsible for supervision of all of AmeriNet's other officers;

               (3)  Be   responsible   for  AmeriNet's   compliance   with  all
                    applicable   laws,  including  federal,  state  and  local
                    securities laws and tax laws;

               (4)  Be    responsible    for    supervision   of   AmeriNet's
                    subsidiaries; and

               (5) Perform such other duties as are assigned to him by AmeriNet's board of directors, subject to compliance with all applicable laws and fiduciary obligations.

          (c) Mr. Jordan covenants and agrees to perform his employment duties in good faith and, subject to the exceptions specified in Section 2.4, to devote substantially all of his business time, energies and abilities to the proper and efficient management and execution of such duties. 2.3 Status.

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
2.3 Status

          (a)Mr. Jordan shall serve as an employee of AmeriNet but shall have no authority to act as an agent thereof, or to bind AmeriNet or its subsidiaries as a principal or agent thereof, all such functions being reserved to its board of directors in compliance with the requirements of its constituent documents.

          (b)Mr. Jordan hereby covenants and agrees that he shall not hold himself out as an authorized agent of AmeriNet unless such authority is specifically assigned to him, on a case by case basis, by its board of directors pursuant to a duly adopted resolution which remains in effect.

          (c)Mr. Jordan hereby represents and warrants to AmeriNet that he is subject to no legal, self regulatory organization (e.g., National Association of Securities Dealers, Inc.'s bylaws) or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, Mr. Jordan hereby irrevocably covenants and agrees to immediately bring to the attention of AmeriNet any facts required to make the foregoing representation and warranty continuingly accurate throughout the term of this Agreement, or any supplements or extensions thereof.

          (d)Annexed hereto and made a part hereof as exhibit 2.3(d) is a letter from Sunshine Securities Corporation, an NASD member firm, consenting to Mr. Jordan's entry into this agreement.

2.4     Exclusivity.

     Mr. Jordan shall, unless specifically otherwise authorized by AmeriNet's board of directors, on a case by case basis, devote his business time exclusively to the affairs of AmeriNet; provided, however, that AmeriNet hereby recognizes that Mr. Jordan is:

          (a)A party to an agreement with the Southeast Companies, Inc., which has been assigned thereby to Yankees, calling for him to provide services thereto;

          (b)The president of Southeast Counseling & Management, a division of the Southeast Companies, Inc.

          (c)The president of Securities Counseling & Management, Inc., a Florida corporation;

          (d)An officer of Zagreus, Inc., a currently inactive public company in the process of reorganization; and

          (e)A registered representative and registered principal with Sunshine Securities Corporation; and hereby consents to his continuation in such roles, provided that his role as AmeriNet's president shall take priority in allocation of time and resources to any activities pertaining to such roles, and that he will resolve any actual conflicts of interest resulting from such roles in favor of AmeriNet.

2.5     Limitations on Services

          (a)The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc., in-house "due diligence" or "compliance" departments of Licensed Securities Firms, etc.; accordingly, Mr. Jordan agrees that he will not:

               (1)Release any financial or other material information or data about AmeriNet without the prior written consent and approval of AmeriNet's General Counsel;

               (2)Conduct any meetings with financial analysts without informing AmeriNet's General Counsel and board of directors in advance of the proposed meeting and the format or agenda of such meeting.

          (b)In any circumstances where Mr. Jordan is describing the securities of AmeriNet to a third party, Mr. Jordan shall disclose to such person any compensation received from AmeriNet to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended.

          (c)In rendering his services, Mr. Jordan shall not disclose to any third party any confidential non-public information furnished by AmeriNet or American Internet or otherwise obtained by it with respect to AmeriNet, except on a need to know basis, and in such case, subject to appropriate assurances that such information shall not be used, directly or indirectly, in any manner that would violate state or federal prohibitions on insider trading of AmeriNet's securities.

          (d)Mr. Jordan shall not take any action which would in any way adversely affect the reputation, standing or prospects of AmeriNet or AmeriNet or which would cause AmeriNet to be in violation of applicable laws.


                                 Article Three
                                  Compensation

3.1     Compensation.

     As consideration for Mr. Jordan's services to AmeriNet Mr. Jordan shall be entitled to:

          (a) (1)An option to purchase up to 100,000 shares of AmeriNet's common stock during the 36 month period commencing at the end of the 365th day following commencement of the initial term of this Agreement, at an exercise price equal to the last reported price paid therefor reported on the over the counter electronic bulletin board operated by the National Association of Securities Dealers, Inc., a Delaware corporation and self regulatory organization registered with the Commission under the Exchange Act (the "OTC Bulletin Board" and the "NASD," respectively), provided that:


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


           (a)He remains in the employ of AmeriNet for a period of not less than 365 consecutive days;

               (b)He has not been discharged by AmeriNet for cause;

               (c)He fully complies with the provisions of this Agreement, including, without limitation, the confidentiality and non-competition sections hereof;

          (2)Mr. Jordan hereby represents, warrants, covenants and acknowledges that:

               (A)The securities being issued as compensation under this Agreement (the "Securities") will be issued without registration under the provisions of Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida (the "Florida Act") pursuant to exemptions provided pursuant to Section 4(6) of the Act and comparable provisions of the Florida Act;

               (B)Mr. Jordan shall be responsible for preparing and filing any reports concerning this transaction with the Commission and with Florida Division of Securities, and payment of any required filing fees (none being expected);

               (C)All of the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to AmeriNet is provided to AmeriNet's General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

               (D)AmeriNet's transfer agent shall be instructed not to transfer any of the Securities unless the General Counsel for AmeriNet advises it that such transfer is in compliance with all applicable laws;

               (E)Mr. Jordan is acquiring the Securities for his own account, for investment purposes only, and not with a view to further sale or distribution; and

               (F)Mr. Jordan or his advisors have examined AmeriNet's books and records and questioned its officers and directors as to such matters involving AmeriNet as he deemed appropriate.

          (3)In the event that AmeriNet files a registration or notification statement with the Commission or any state securities regulatory authorities registering or qualifying any of its securities for sale or resale to the public as free trading securities, it will notify Mr. Jordan of such intent at least 15 business days prior to such filing, and shall, if requested by him, include any shares theretofore issued upon exercise of the Options in such registration or notification statement, provided that Mr. Jordan cooperates in a timely manner with any requirements for such registration or qualification by notification, including, without limitation, the obligation to provide complete and accurate information therefor.


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

(b)In addition to the compensation described above:

          (1)In the event that Mr. Jordan arranges or provides funding for the Consolidated Corporation on terms more beneficial than those reflected in the Consolidated Corporation's current principal financing agreements, copies of which are included among the Consolidated Corporation's records available through the SEC's EDGAR web site, Mr. Jordan shall be entitled, at its election, to either:

               (A)A fee equal to 5% of such savings, on a continuing basis; or

               (B)If equity funding is provided through Mr. Jordan or any affiliates thereof, a discount of 5% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 25% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

               (C)If equity funding is arranged for the Consolidated Corporation by Mr. Jordan and AmeriNet is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the Mr. Jordan shall be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

          (2)In the event that Mr. Jordan generates business for the Consolidated Corporation, then, on any sales resulting therefrom, Mr. Jordan shall be entitled to a commission equal to 5% of the net income derived by the Consolidated Corporation therefrom, on a continuing basis.

3.2     Benefits

     Mr. Jordan shall be entitled to any benefits generally made available to all other employees (rather than to a specified employee or group of employees).

3.3     Indemnification.

     AmeriNet will defend, indemnify and hold Mr. Jordan harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of the Consolidated Corporation, its affiliates or for other persons or entities at the request of the board of directors of AmeriNet, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for Mr. Jordan to incur any out of pocket expenses; provided, however, that Mr. Jordan permits AmeriNet to select and supervise all personnel involved in such defense and that Mr. Jordan waives any conflicts of interest that such personnel may have as a result of also representing AmeriNet, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

                                  Article Four
                               Special Covenants

4.1     Confidentiality.

          (a)Mr. Jordan acknowledges that, in and as a result of his employment hereunder, he will be developing for AmeriNet, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as AmeriNet's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by AmeriNet, Mr. Jordan hereby covenants and agrees that he shall not, at anytime during or following the terms of his employment hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his employment by AmeriNet, or AmeriNet's affiliates.

          (b)In the event of a breach or threatened breach by Mr. Jordan of any of the provisions of this Section 4.1, AmeriNet, in addition to and not in limitation of any other rights, remedies or damages available to AmeriNet, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Mr. Jordan, or by Mr. Jordan's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

4.2     Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to AmeriNet as a result of a breach by Mr. Jordan of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect AmeriNet's interests, Mr. Jordan hereby covenants and agrees that AmeriNet shall have the following additional rights and remedies in the event of a breach hereof:

          (a)Mr. Jordan hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in
     Section 4.1 hereof; and

          (b)Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which AmeriNet may sustain prior to the effective enforcement of such injunction, Mr. Jordan hereby covenants and agrees to pay over to AmeriNet, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

               (i)Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or

               (ii)The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by AmeriNet as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to AmeriNet for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect AmeriNet from the injury caused by such breaches would be injunctive relief.

4.3     Cumulative Remedies.

     Mr. Jordan hereby irrevocably agrees that the remedies described in Section
4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which AmeriNet is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.


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

4.4     Acknowledgment of Reasonableness.

     Mr. Jordan hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of AmeriNet, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Mr. Jordan hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Mr. Jordan hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, Mr. Jordan hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5     Unauthorized Acts.

     Mr. Jordan hereby covenants and agrees that he will not do any act or incur any obligation on behalf of AmeriNet or American Internet of any kind whatsoever, except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action.

4.6Covenant not to Disparage

     Mr. Jordan hereby irrevocably covenants and agrees that during the term of this Agreement and after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Consolidated Company, its constituent members, or their officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Consolidated Company, to other business or financial matters or to personal matters.

                                  Article Five
                                 Miscellaneous

5.1     Notices.

               (a)All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To Mr. Jordan:

    Michael Harris Jordan: 21131 Northeast 24th Court; Miami, Florida 33180;
           Telephone (305) 932-0245; Facsimile (305) 932-0645; e-mail
                             mhjordan@bellsouth.net


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

To AmeriNet:

                            AmeriNet Group.com, Inc.
   902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487 Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com; Attention:
                     Senior Vice President; with a copy to

                G. Richard Chamberlin, Esquire; General Counsel
                            AmeriNet Group.com, Inc.
              14950 South Highway 441; Summerfield, Florida 34491
 Telephone (352) 694-6714, Fax (352) 694-9178; and, e-mail, GrichardCh@aol.com;
                                     and to
                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
           Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail
                             carrington@flinet.com;
                   Attention: Leonard Miles Tucker, President

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

               (b)(1)The Parties acknowledge that Yankees serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

                  (2)Because of the inherent  conflict of interests  involved,
               Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

               (c)The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.

5.2     Amendment.

               (a)No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

               (b)This Agreement may not be modified without the consent of a majority in interest of AmeriNet's stockholders.

5.3     Merger.

               (a)This  instrument   contains  all  of  the  understandings  and
          agreements of the Parties with respect to the subject matter discussed herein.

               (b)All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4     Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5     Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.


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

5.6     Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7 Litigation.

     (a)In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

     (b)In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

               (1)(A)First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by AmeriNet and three by Mr. Jordan.

               (B)The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

               (2)In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by AmeriNet and three by Mr. Jordan.

               (3)(A)Expenses of mediation shall be borne by AmeriNet, if successful.

             (B)Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

               (C)If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8     Benefit of Agreement.

               (a)This Agreement may not be assigned by Mr. Jordan without the prior written consent of AmeriNet.

               (b)Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.


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

5.9     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

     Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in AmeriNet.

5.13     Counterparts.

               (a) This Agreement may be executed in any number of counterparts.

               (b)Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

               (a)This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

               (b)The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

               (c)This Agreement shall not be more strictly interpreted against any Party as a result of its authorship.


     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
     In Our Presence
                                                                      Mr. Jordan
--------------------------

--------------------------
                                                     ---------------------------
                                                           Michael Harris Jordan
Dated:August ___, 1999

                                                        AmeriNet Group.com, Inc.
                                                          a Delaware corporation
--------------------------

__________________________               By: ___________________________
                                                                Anthony Q. Joffe
                                                Director Specifically authorized
                                             to act as the agent of AmeriNet for
                                            purposes of executing this Agreement
(CORPORATE SEAL)
                                         Attest:________________________
                                                  G. Richard Chamberlin, Esquire
                                                     General Counsel & Secretary
Dated:August ___, 1999




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